Exhibit 10-9

THE SYMBOL '***' IS USED THROUGHOUT THIS EXHIBIT TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AS CONFIDENTIAL

CONFIDENTIAL

   Amendment No. 2

AAC/Baxter Distribution and License Agreement

AMENDMENT NO. 2 TO DISTRIBUTION AND LICENSE AGREEMENT

BY AND AMONG:

Angiodevice International GmbH

(hereinafter “AAC”)

AND:

Baxter Healthcare Corporation

Baxter Healthcare, S.A.

(hereinafter “Baxter”)

WHEREAS, Angiotech Pharmaceuticals, Inc., Angiotech International GmbH (now called Angiotech International AG) and Cohesion Technologies, Inc., on the one hand, and Baxter, on the other hand, previously executed a Distribution and License Agreement, effective as of April 1, 2003 (the “Original Agreement”);

WHEREAS, by assignment, Angiodevice International GmbH is the successor in interest to all rights and obligations of Angiotech Pharmaceuticals, Inc., Angiotech International GmbH (now called Angiotech International AG) and Cohesion Technologies, Inc. under the Original Agreement;

WHEREAS, AAC and Baxter previously amended the Original Agreement by executing Amendment No. 1, dated December 23, 2004 (hereinafter, the Original Agreement as amended by Amendment No. 1 shall be referred to as the “Agreement”);

WHEREAS, by this Amendment No. 2 (“Amendment”), having an effective date of October 8, 2007 (“Amendment Effective Date”), AAC and Baxter now desire to further amend certain terms and conditions of the Agreement;

WHEREAS, AAC and Baxter desire that all other terms and conditions of the Agreement remain in full force and effect;

NOW, THEREFORE, in consideration of the promises and mutual covenants hereinafter set forth, the sufficiency of which is hereby acknowledged, AAC and Baxter hereby agree as follows:

1.

Capitalized terms in this Amendment shall have the same meaning as those in the Agreement, unless specifically defined otherwise in this Amendment.  All Article and Section references shall refer to the corresponding Article and Section in the Agreement.

2.

Except as expressly modified herein, the Agreement shall remain in full force and effect in accordance with its terms.  To the extent that there are any inconsistencies between this

CONFIDENTIAL

   Amendment No. 2

AAC/Baxter Distribution and License Agreement

Amendment and the Agreement, the terms of this Amendment shall supersede those set forth in the Agreement.

3.

Amendments.

3.1

Amendment to Section 2.2(b).  The penultimate paragraph of Section 2.2(b) of the Agreement is hereby deleted and restated in its entirety as follows:

“Upon commencement of the [***] surgery adhesion prevention study or another adhesion prevention study, Baxter shall use Commercially Reasonable Efforts to conduct the applicable study, at its sole expense, and to use the data from such study to seek FDA approval for the applicable adhesion prevention indication; provided that Baxter shall not be required, under any circumstances, to spend more than [***] Dollars ($[***]) to conduct such study.  If Baxter seeks FDA approval for a CoSeal Adhesion Prevention Unit for any adhesion prevention indication based on data from such study, and provided that AAC and Baxter have established a revised mutually agreed upon schedule of CoSeal Unit Minimum Sales as described in Section 5.2(b), the CoSeal Adhesion Prevention Option described in this Section 2.2(b) shall be deemed exercised by Baxter upon [***], and in such circumstances, AAC shall waive Baxter’s obligation to pay the option exercise fee set forth in Section 9.2(a).

At Baxter’s reasonable request, in order to assist Baxter in deciding whether to conduct the [***] surgery adhesion prevention study or another adhesion prevention study, AAC shall provide to Baxter appropriate AAC research program data and results that are directly related to AAC’s Drug-Loaded Product program for adhesion prevention barrier indications, including, but not limited to, data regarding [***] or any other molecule.  Baxter shall not use such data or results for any purpose other than its evaluation of whether to conduct the [***] surgery adhesion prevention study or another adhesion prevention study, or no study at all.  For avoidance of doubt, the Parties hereby agree that Baxter shall have absolute discretion in deciding whether to conduct and how to conduct the [***] surgery adhesion prevention study or another adhesion prevention study.

Should Baxter fail to seek FDA approval for the [***] surgery adhesion prevention indication or another adhesion prevention indication (for example, by discontinuing the [***] surgery adhesion prevention study, or by failing to use Commercially Reasonable Efforts to conduct such study or another adhesion prevention study, or by notifying AAC in writing that Baxter will not seek FDA approval for a CoSeal Adhesion Prevention Unit), and in any event if Baxter fails to initiate a [***] surgery adhesion prevention study by December 31, 2008, then upon written notice to Baxter, AAC shall have the right to conduct one or more adhesion prevention studies using the CoSeal Adhesion Prevention Unit.  AAC’s sole

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   Amendment No. 2

AAC/Baxter Distribution and License Agreement

and exclusive remedy for Baxter’s failure to use Commercially Reasonable Efforts to conduct the [***] surgery adhesion prevention study or another adhesion prevention study, failure to seek FDA approval for the [***] surgery adhesion prevention indication or another adhesion prevention indication, or failure to initiate a [***] surgery adhesion prevention study by December 31, 2008, shall be AAC’s right to conduct, without any restrictions or any requirement to consult with Baxter, one or more adhesion prevention studies using the CoSeal Adhesion Prevention Unit.  If AAC elects to conduct such adhesion prevention study(ies), AAC may request to use, and Baxter may elect to provide, clinical study data generated or obtained by Baxter pursuant to this Section 2.2; provided that, in such event, the option fee payable by Baxter (as set forth in Section 9.2(a)) shall be reduced by an amount equal to Baxter’s reasonable out-of-pocket costs incurred in generating and/or obtaining such clinical study data (but only to the extent that such data are provided by Baxter to AAC).

If AAC elects to so conduct one or more adhesion prevention studies using the CoSeal Adhesion Prevention Unit(s), Baxter shall have a right to exercise the CoSeal Adhesion Prevention Option described in this Section 2.2(b) by written notice to AAC before the later to occur of:  (i) [***], and (ii) [***] (the later to occur of clause (i) and (ii) shall be referred to herein as the “Option Expiration Date”).  At Baxter’s request before the Option Expiration Date, AAC shall provide to Baxter appropriate AAC research program data and results that are directly related to AAC’s Drug-Loaded Product program for adhesion prevention barrier indications and that are in AAC’s possession at the time of such request.  Baxter shall not use such data or results for any purpose other than its evaluation of whether to exercise the CoSeal Adhesion Prevention Option.  This Option Expiration Date may be extended by mutual written agreement of the Parties.  If Baxter declines or fails to exercise the CoSeal Adhesion Prevention Option as set forth above, or if the Option Expiration Date passes before AAC and Baxter have established a mutually agreed upon schedule of CoSeal Unit Minimum Sales as described in Section 5.2(b), Baxter shall not owe AAC any monetary payments under Section 9.2(a) and all rights granted to Baxter with respect to the CoSeal Adhesion Prevention Unit(s) in the Adhesion Prevention Territory shall immediately terminate and revert to AAC without necessity of notice.”

3.2

Insertion of New Sections 2.8 and 2.9.  After Section 2.7, the following new Sections 2.8 and 2.9 are hereby inserted:

CONFIDENTIAL

   Amendment No. 2

AAC/Baxter Distribution and License Agreement

2.8

AAC’s Right to Purchase CoSeal Ingredients and CoSeal Products.  During the term of this Agreement, Baxter shall supply and sell to AAC raw CoSeal Ingredients at [***]; formulated CoSeal Ingredients at [***]; and finished CoSeal Units at [***]; provided that AAC shall use such raw CoSeal Ingredients, formulated CoSeal Ingredients and finished CoSeal Units solely for research, development and/or clinical trial purposes, and shall not resell such supplied CoSeal Units into the surgical/ hospital environment in any geographical market.  AAC shall indemnify Baxter for any Third-Party claims that may arise from AAC’s use or exploitation of the supplied CoSeal Ingredients and CoSeal Units.  AAC shall communicate its supply needs in connection with this Section 2.8 at least 60 (sixty) days in advance of the requested delivery date, and Baxter shall use commercially reasonable, good faith efforts to meet AAC’s supply needs; provided, however, if AAC’s orders for raw CoSeal Ingredients, formulated CoSeal Ingredients and/or finished CoSeal Units in any given calendar quarter should equal or exceed [***], [***], or [***], respectively, then AAC and Baxter shall cooperate to ensure an appropriate lead time and delivery date for such increased quantity of raw CoSeal Ingredients, formulated CoSeal Ingredients or finished CoSeal Units (as applicable).”

2.9

Baxter Use of AAC Clinical Data.  Within thirty (30) days of the Amendment Effective Date, AAC shall provide to Baxter, free of charge, AAC’s pulmonary surgery clinical study data regarding CoSeal Sealant Units, which Baxter shall use solely for the purpose of expanding the CE Mark for the CoSeal Sealant Unit into thoracic surgery sealant indications.  Baxter shall file for expansion of the CE Mark for the CoSeal Sealant Unit into thoracic surgery sealant indications by [ ***].  AAC shall also provide to Baxter, free of charge, AACs endometriosis and myomectomy clinical study data, all previous correspondence with the FDA surrounding previous proposed/potential adhesion prevention IDE studies, all pre-clinical reports and raw data in AAC’s possession regarding CoSeal Adhesion Prevention Unit(s), which Baxter shall use solely for the purpose of expanding the CE mark for the CoSeal Adhesion Prevention Unit(s) into [***] adhesion prevention indications and for the purposes of obtaining an FDA approved indication for [***] adhesion prevention.  Baxter shall file for expansion of the CE Mark for the CoSeal Adhesion Prevention Unit into [***] adhesion prevention indications by [ ***].  AAC shall reasonably cooperate with Baxter in connection with Baxter’s efforts to obtain both such expansions of the CE mark.  If Baxter is not able to meet either or both of the above filing dates, Baxter and AAC shall meet and discuss in good faith the reasons for Baxter missing the applicable filing date(s) and a grant by AAC to Baxter of a thirty (30) day extension of time for the applicable filing date(s), granting of such extension not to be unreasonably withheld.  AAC’s sole and exclusive remedy for Baxter’s failure to meet either or both of the above filing date(s), including any extensions thereto, shall be AAC’s right to use such data to file for a CE Mark for the applicable indication.  No such filing by AAC shall serve to diminish Baxter’s rights to CoSeal Units under the Distribution and License

CONFIDENTIAL

   Amendment No. 2

AAC/Baxter Distribution and License Agreement

Agreement.  All of Baxter’s activities associated with such expansions of the CE Mark shall be at Baxter’s expense.”

3.3

Amendment to Section 3.2.  The last two sentences of Section 3.2 of the Agreement are hereby deleted and restated in their entirety as follows:

“A draft Commercialization Plan for the CoSeal Adhesion Prevention Unit shall be prepared by Baxter within six (6) months after the date that Baxter or AAC (as applicable) files with the FDA the Pre-Market Approval Application that pertains to the CoSeal Adhesion Prevention Unit.  Within three (3) months after FDA approval of the CoSeal Adhesion Prevention Unit, Baxter shall prepare a final CoSeal Adhesion Prevention Unit Commercialization Plan, and the Program Directors shall review and, if acceptable, approve such CoSeal Adhesion Prevention Unit Commercialization Plan.”

3.4

Amendment to Section 3.3.  Section 3.3 of the Agreement is hereby amended by substituting the phrase “any adhesion prevention indication” for the phrase “the [***] surgical indication,” in the first sentence (third line) and the third sentence (eleventh line).

3.5

Amendment to Section 5.2.  Section 5.2 of the Agreement is hereby deleted and restated in its entirety as follows:

“5.2

Minimum Sales.  Baxter shall meet the annual minimum sales commitments applicable to Baxter’s Net Sales for each CoSeal Unit, including AAC Patented Accessory(ies).

(a)

CoSeal Unit Minimum Sales.  Baxter shall meet the minimum sales for the CoSeal Units, including AAC Patented Accessory(ies) (“CoSeal Unit Minimum Sales” or “Minimum Sales”), as set forth in Schedule 5.2(a) (notwithstanding the heading on such schedule as of the Amendment Effective Date that states “CoSeal Sealant Unit Minimum Sales”).  From the Effective Date of the Distribution and License Agreement until the effective date of the Revised CoSeal Unit Minimum Sales schedule described below, CoSeal Unit Minimum Sales are applicable to sales of CoSeal Sealant Units only.

(b)

Revision of CoSeal Unit Minimum Sales.  In advance of Baxter’s exercise of the CoSeal Adhesion Prevention Option, AAC and Baxter shall discuss and establish, by mutual agreement, a revised schedule of Minimum Sales for the CoSeal Units, including AAC Patented Accessory(ies) (“Revised CoSeal Unit Minimum Sales”).  Such Revised CoSeal Unit Minimum Sales amounts shall reflect the FDA approved adhesion prevention indication’s market opportunity for CoSeal Adhesion Prevention Units, projected clinical acceptance and competitive environment (as of the Amendment Effective Date, this indication is projected to be [***] surgery adhesion prevention; however. such projection is subject to change by Baxter).

CONFIDENTIAL

   Amendment No. 2

AAC/Baxter Distribution and License Agreement

Revised CoSeal Unit Minimum Sales will be established between Baxter and AAC within ninety (90) days after a pre-IDE meeting with the FDA for any given adhesion prevention indication.  If the approved, FDA labeled indication is materially narrower than or otherwise materially different from the indication used by the Parties to establish the Revised CoSeal Unit Minimum Sales after the pre-IDE meeting with the FDA, the Parties shall meet to revise the previously established Revised CoSeal Unit Minimum Sales amounts, and to correspondingly revise Schedule 5.2(a).  Such discussions will be conducted in good faith and in an effort to accurately assess the market potential, clinical acceptance and competitive environment of the FDA approved indication(s) for the CoSeal Adhesion Prevention Unit.  Such Revised CoSeal Unit Minimum Sales amounts shall take effect within sixty (60) days after the first sale date of a CoSeal Adhesion Prevention Unit (but such effective date shall be no earlier than [***]), and on and after such effective date, all references to “CoSeal Sealant Unit Minimum Sales,” “CoSeal Adhesion Prevention Unit Minimum Sales,” and “Minimum Sales” recited in this Distribution and License Agreement shall be deemed to refer only to such Revised CoSeal Unit Minimum Sales.  When such Revised CoSeal Unit Minimum Sales have been agreed upon by the Parties in writing, this Distribution and License Agreement shall be amended to include such schedule of Revised CoSeal Unit Minimum Sales, and such schedule shall be attached hereto as Schedule 5.2(a).  For the avoidance of doubt, the Parties have mutually agreed that the two discrete schedules for CoSeal Sealant Unit Minimum Sales and CoSeal Adhesion Prevention Unit Minimum Sales that were envisioned as of the Effective Date of the Distribution and License Agreement hereinafter shall be set forth in one schedule that sets forth the combined minimum sales of CoSeal Sealant Units and CoSeal Adhesion Prevention Units.”

3.6

Amendment to Section 6.1(c).  Section 6.1(c) of the Agreement is hereby deleted and restated in its entirety as follows:

“(c)

Indications for CoSeal Adhesion Prevention Unit.  Each Party (the “Non-Conducting Party”) shall cooperate in the efforts of the other Party (the “Conducting Party”) to obtain Regulatory Approval for an adhesion prevention indication for the CoSeal Adhesion Prevention Unit in accordance with Section 2.2(b).  If any clinical trial plan, clinical trial protocol or subsequent clinical trial does not achieve the anticipated clinical outcome, the Non-Conducting Party shall have no recourse against the Conducting Party for such failure to achieve a clinically significant result.  Prior to the Conducting Party filing the Pre-Market Approval Application with the FDA, the Program Directors of AAC and Baxter shall decide whether to file a new Pre-Market Approval Application or a supplement to the existing Pre-Market Approval Application.  After such decision, the Conducting Party shall prepare and draft regulatory documents and submit such documents, along with a written statement confirming the truth and accuracy of such documents, for filing with the FDA.  In the event that the Parties do not agree upon any aspect of the regulatory

CONFIDENTIAL

   Amendment No. 2

AAC/Baxter Distribution and License Agreement

documents, except where a change would nullify such written statement confirming the truth and accuracy of such documents, the final decision with respect to such aspect shall be made by the Conducting Party.  However, nothing in this Section 6.1(c) shall be interpreted to require Baxter to exercise the CoSeal Adhesion Prevention Option.”

3.7

Amendment to Section 6.1(e).  Section 6.1(e) of the Agreement is hereby deleted and restated in its entirety as follows:

“(e)

Meeting Attendance.  Upon the request of Baxter and with AAC's prior agreement, such agreement not to be unreasonably withheld, and to the extent permitted by law, Baxter may elect to attend meetings between AAC and the applicable Regulatory Authorities concerning the [***] surgery indication for the CoSeal Sealant Unit in a given country within the Territory.  Upon the request of the Non-Conducting Party and with the Conducting Party’s prior agreement, such agreement not to be unreasonably withheld, and to the extent permitted by law, the Non-Conducting Party may elect to attend meetings between the Conducting Party and the applicable Regulatory Authorities concerning the adhesion prevention indication being pursued by the Conducting Party for the CoSeal Adhesion Prevention Unit in a given country within the Territory.”

3.8

Amendment to Section 6.1(f)(i).  Section 6.1(f)(i) of the Agreement is hereby deleted and restated in its entirety as follows:

“(i)  [***] Surgery and [***] Surgery Indications for CoSeal Sealant Unit and Adhesion Prevention Indication for the CoSeal Adhesion Prevention Unit.  AAC shall bear sole financial responsibility, including Regulatory Filing fees, and subject to Section 6.1(a), shall be responsible for all development, clinical and regulatory activities relevant to the [***] surgery indication for the CoSeal Sealant Unit and [***] surgery indications for the CoSeal Sealant Unit  (whether related to the formulation marketed as of the Effective Date or “pre-mix” formulation of the CoSeal Sealant Product).  AAC shall be responsible for preparation of regulatory documents and any supplemental studies necessary to achieve Regulatory Approval for the [***] surgery and [***] surgery indications in the Territory (Baxter’s only financial obligation regarding such approvals shall be the Milestone payment set forth in Section 9.3).  The Conducting Party shall bear sole financial responsibility, including Regulatory Filing fees, and subject to Section 6.1(c), shall be responsible for all development, clinical and regulatory activities relevant to the selected adhesion prevention indication for the CoSeal Adhesion Prevention Unit.  The Conducting Party shall be responsible for preparation of regulatory documents and any supplemental studies necessary to achieve Regulatory Approval for the selected adhesion prevention indication for the CoSeal Adhesion Prevention Unit in the Territory.  (In the event Baxter is the Non-Conducting Party and Baxter exercises its CoSeal Adhesion Prevention Option, Baxter’s only financial obligation regarding such Regulatory Approval(s) shall be the

CONFIDENTIAL

   Amendment No. 2

AAC/Baxter Distribution and License Agreement

option payment set forth in Section 9.2(a), subject to reduction of the option payment amount pursuant to Section 2.2(b)).”

3.9

Amendment to Section 6.2(b).  The first sentence of the second paragraph of Section 6.2(b) of the Agreement is hereby deleted and restated in its entirety as follows:

“With respect to a copy of the complete original Pre-Market Approval Application documentation filed with the FDA that pertains to the CoSeal Adhesion Prevention Unit, the Conducting Party shall provide the Non-Conducting Party with a copy of such complete original documentation within ten (10) days after submission of such documentation to the FDA.”

3.10

Amendment to Section 9.2(a).  Section 9.2(a) of the Agreement is hereby deleted and restated in its entirety as follows:

“(a)

If  AAC conducts the CoSeal Adhesion Prevention Unit clinical trial and Baxter exercises the CoSeal Adhesion Prevention Option, Baxter shall pay to ACC or its designee, within forty five (45) days after the date that Baxter receives from AAC written notification of FDA approval for the CoSeal Adhesion Prevention Unit for the applicable adhesion prevention indication, the lesser of: (i) [***] Dollars ($[***]); or (ii) the actual clinical and regulatory costs of the United States CoSeal Adhesion Prevention Unit clinical trial and FDA approval for the applicable adhesion prevention indication, plus [***] Dollars ($[***]), subject in each case to elimination or reduction pursuant to Section 2.2(b).”

4.

Miscellaneous.

4.1

Continuing Effect.  This Amendment shall be effective for all purposes as of the Amendment Effective Date.  Except as otherwise expressly modified by this Amendment, the Agreement shall remain in full force and effect in accordance with its terms.  As of the Amendment Effective Date, the term “Agreement” (as used herein), and the phrase “Distribution and License Agreement” (as used in the Original Agreement), shall mean the Distribution and License Agreement as amended by Amendment No. 1, and as further amended by this Amendment.

4.2

Counterparts.  This Amendment may be executed in one or more counterparts by original or facsimile signature, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

<Signature Page Follows>

CONFIDENTIAL

   Amendment No. 2

AAC/Baxter Distribution and License Agreement

IN WITNESS WHEREOF, AAC and Baxter have caused this Amendment to the Agreement to be executed by their respective duly authorized representatives as of the Amendment Effective Date.

Zug, Switzerland

Angiodevice International GmbH

/s/ Jürg Dannecker	/s/ Hans Peter Weber
Signature	Signature
Jürg Dannecker	Hans Peter Weber
Managing Director	Managing Director

Date: October 17, 2007	Date: October 17, 2007

Deerfield, Illinois

Baxter Healthcare Corporation	Baxter Healthcare, S.A.

/s/ J D Amundson	/s/ Ignacio Martinez de Lecea
Signature	Signature
Name: J D Amundson	Name: Ignacio Martinez de Lecea
Title: EVP/President Bioscience	Title: Corporate Counsel

Date: October 5, 2007	Date: October 8, 2007